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[LOGO OF METLIFE]                             INDIVIDUAL VARIABLE ANNUITY APPLICATION                 SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                          METLIFE INVESTORS INSURANCE COMPANY
13045 Tesson Ferry . St. Louis, MO 63128                         Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
MetLife Investors Variable Annuity Class A                                                       FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT

__________________________________________________________________________   Social
Name          (First)              (Middle)         (Last)                   Security Number ___________ -- __________ -- _________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.


                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name          (First)              (Middle)         (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

3. JOINT OWNER


                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name          (First)              (Middle)         (Last)

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________


4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                               -    -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                    (Street - No P.O. Box)                             Relationship         Social Security Number   %

                                                                                                               -    -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                    (Street - No P.O. Box)                             Relationship         Social Security Number   %

                                                                                                               -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                 (Street - No P.O. Box)                             Relationship         Social Security Number   %

                                                                                                               -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                 (Street - No P.O. Box)                             Relationship         Social Security Number   %

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT,
ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                          ----------------------------------
.. NON-QUALIFIED ...............[_]                                                        [_] 1035 Exchange  [_] Check  [_] Wire

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                          Payment $____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______           Make Check Payable to MetLife
                                                                                                             Investors
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______  (Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
.. QUALIFIED 401 ...............[_]
                                                                                          Minimum Initial Purchase Payment:
* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                           $5,000 Non-Qualified/$2,000 Qualified


7155 (10/07)                                                 [BAR CODE]                                                         APPA
                                                                                                                            MAY 2011
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RIDERS                                                           RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION
                                                                 AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE
7. BENEFIT RIDERS (subject to state availability and age         AT SOME POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY
restrictions )                                                   WHEN THIS CONTRACT IS ISSUED.

These riders may only be chosen at time of application. PLEASE   NEW JERSEY RESIDENTS ONLY: Any person who includes any false or
NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS.      misleading information on an application for an insurance policy
ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.                   is subject to criminal and civil penalties.

1)   LIVING BENEFITS (Optional)                                  NEW MEXICO RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or
     [_] Guaranteed Minimum Income Benefit Plus Rider (LIS       knowingly presents false information in an application for
         Plus)                                                   insurance is guilty of a crime and may be subject to civil fines and criminal penalties.
2)   DEATH BENEFIT RIDERS (Check one. If no election is made,
     the Principal Protection option will apply).                OHIO RESIDENTS ONLY: A person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits
     [_] Principal Protection (no additional charge)             an application or files a claim containing false or deceptive statement is guilty of insurance fraud.
     [_] Annual Step-Up
                                                                 PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES,
     [_] Compounded-Plus                                         WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE
                                                                 VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
     [_] Enhanced Death Benefit (may not be elected with an
         Optional Living Benefit Rider)                          PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an
3)   [_] Earnings Preservation Benefit Rider                     application for insurance or statement of claim containing any materially false information or conceals for the purpose of
COMMUNICATIONS                                                   misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects
8. TELEPHONE TRANSFER                                            such person to criminal and civil penalties.

I (We) authorize MetLife Investors Insurance Company (MetLife    11. ACKNOWLEDGEMENT AND AUTHORIZATION
Investors) or any person authorized by MetLife Investors to
accept telephone transfer instructions and/or future payment     I (We) agree that the above information and statements and those
allocation changes from me (us) and my Registered                made on all pages of this application are true and correct to the
Representative/Agent. Telephone transfers will be automatically  best of my (our) knowledge and belief and are made as the basis of
permitted unless you check one or both of the boxes below        my (our) application. I (We) acknowledge receipt of the current
indicating that you do not wish to authorize telephone           prospectus of MetLife Investors Variable Annuity Account One.
transfers. MetLife Investors will use reasonable procedures to   PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION
confirm that instructions communicated by telephone are          IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
genuine.
                                                                 I HAVE READ THE STATE FRAUD STATEMENT IN SECTION 10 ABOVE
I (We) DO NOT wish to authorize telephone transfers for the      APPLICABLE TO ME.
following (check applicable boxes):
             [_] Owner(s)   [_] Registered Representative/Agent

SIGNATURES                                                       ------------------------------------------------------------------
                                                                     (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
9. REPLACEMENTS

Does the applicant have any existing life insurance policies or
annuity contracts?                             [_] Yes   [_] No  ------------------------------------------------------------------
                                                                                   (JOINT OWNER SIGNATURE & TITLE)
Is this annuity being purchased to replace any existing life
insurance or annuity policy(ies)?              [_] Yes   [_] No
                                                                 ------------------------------------------------------------------
If "Yes," applicable disclosure and replacement forms must                  (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)
be attached.

10. FRAUD STATEMENT & DISCLOSURE                                 Signed at ________________________________________________________
                                                                                   (City)                   (State)
NOTICE TO APPLICANT:

ARKANSAS, LOUISIANA, RHODE ISLAND AND WEST VIRGINIA RESIDENTS    Date _____________________________________________________________
ONLY: Any person who knowingly presents a false or fraudulent
claim for payment of a loss or benefit or knowingly presents     12. AGENT'S REPORT
false information in an application for insurance is guilty of
a crime and may be subject to civil fines and confinement in     Does the applicant have any existing life insurance policies or
prison.                                                          annuity contracts?                                [_] Yes   [_] No

DISTRICT OF COLUMBIA RESIDENTS ONLY: WARNING: It is a crime to   Is this annuity being purchased to replace any existing life
provide false or misleading information to an insurer for the    insurance or annuity policy(ies)?                 [_] Yes   [_] No
purpose of defrauding the insurer or any other person.
Penalties include imprisonment and/or fines. In addition, an     If "Yes," applicable disclosure and replacement forms must be
insurer may deny insurance benefits if false information         attached.
materially related to a claim was provided by the applicant.

KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the   ------------------------------------------------------------------
intent to defraud any insurance company or other person files                             AGENT'S SIGNATURE
an application for insurance containing any materially false information or conceals, for the purpose of misleading,
information concerning any fact material thereto commits a       ------------------------------------------------------------------
fraudulent insurance act, which is a crime.                                                     Phone

MAINE, TENNESSEE, VIRGINIA AND WASHINGTON RESIDENTS ONLY: It is
a crime to knowingly provide false, incomplete or misleading     ------------------------------------------------------------------
information to an insurance company for the purpose of                                 Agent's Name and Number
defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.
                                                                 ------------------------------------------------------------------
MARYLAND RESIDENTS ONLY: Any person who knowingly and willfully                       Name and Address of Firm
presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false
information in an application for insurance is guilty of a       ------------------------------------------------------------------
crime and may be subject to fines and confinement in prison.                  State License ID Number (Required for FL)

MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which
you are making this application gives us the right to restrict   ------------------------------------------------------------------
or discontinue allocations of purchase payments to the Fixed                            Client Account Number
Account and reallocation from the Investment Divisions to the
Fixed Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to
support the minimum guaranteed interest rate of the Fixed
Account when the yields on our Investments would not be
sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also
contains additional information about our right to restrict
access to the Fixed Account in the future.

BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE


7155 (10/07)                                                   Page 2                                                       APPA
                                                                                                                            MAY 2011
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